UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2006

Industrial Enterprises of America, Inc.
(formerly known as Advanced Bio/Chem, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	000-30646	13-3963499
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 Third Avenue, Suite 1505, New York, New York	10017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(212) 490-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1 - Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this report is incorporated herein by reference.

Section 2 - Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2006, Industrial Enterprises of America, Inc. (formerly known as Advanced Bio/Chem, Inc.) (the “Company”), acquired the Pitt Penn Group (as hereinafter defined), a supplier of automotive and chemical products based outside of Pittsburgh, Pennsylvania, effective as of January 31, 2006. Effective as of that date, Spinwell (as defined below) has operated as a wholly owned subsidiary of the Company.

Pursuant to the acquisition agreement, the Company purchased from the sellers set forth in such agreement one hundred percent (100%) of the membership interests of Spinwell Holding Company, LLC, a limited liability company organized under the laws of the State of Ohio (“Spinwell”), which owns all of the issued and outstanding membership interests of (i) Pitt Penn Oil Co., LLC, a limited liability company organized under the laws of the State of Ohio, and (ii) Pitt Penn Oil DISC Co. LLC, a Delaware limited liability company (together, the "Pitt Penn Group" or "Pitt Penn"). This Current Report on Form 8-K/A is being filed to include the financial statements of the Pitt Penn Group and the Company’s pro forma financial information.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Included herein beginning on page F-1.

(b) Pro forma financial information

Included herein beginning on page F-1.

(c) Exhibits

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 9, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Industrial Enterprises of America, Inc.

May 17, 2006
By:  /s/ James W. Margulies
James W. Margulies
Chief Financial Officer

Financial Statements of Spinwell Holding Co., LLC
(Audited)

SPINWELL HOLDING CO., LLC AND SUBSIDIARIES COMBINING AND CONSOLIDATING BALANCE SHEET SEPTEMBER 30, 2005
	Pitt Penn Oil Co., LLC	Pitt Penn Oil DISC Co.	Combining Eliminations	Combined Subsidiaries	Spinwell Holding Co., LLC	Consolidating Eliminations	Consolidated
CURRENT ASSETS
Cash	$ 147,766	$ -	$ -	$ 147,766	$ -	$ -	$147,766
Accounts receivable (net of allowance of $25,000)	3,845,932	74,112	(74,112)	3,845,932			3,845,932
Inventories	6,736,577			6,736,577			6,736,577
Prepaid expenses	323,854			323,854			323,854
TOTAL CURRENT ASSETS	11,054,129	74,112	(74,112)	11,054,129			11,054,129
PROPERTY, PLANT AND EQUIPMENT, net	1,571,610			1,571,610			1,571,610
OTHER ASSETS
Deferred financing cost, net of accumulated
amortization of $57,860	131,502			131,502			131,502
Deposits	125,037			125,037			125,037
Notes receivable - subsidiary					500,000	(500,000)
Investment in subsidiaries					(406,399)	406,399
	256,539			256,539	93,601	(93,601)	256,539
	$12,882,278	$ 74,112	$ (74,112)	$12,882,278	$ 93,601	$ (93,601)	$12,882,278
CURRENT LIABILITIES
Revolving line of credit	$5,121,096	$ -	$ -	$ 5,121,096	$ -	$ -	$5,121,096
Accounts payable and bank overdraft	4,455,116			4,455,116			4,455,116
Current maturities of notes payable	570,071			570,071			570,071
Accrued expenses and other liabilities	388,181		(74,112)	314,069			314,069
Stock subscription payable					2,500	(2,500)
TOTAL CURRENT LIABILITIES	10,534,464		(74,112)	10,460,352	2,500	(2,500)	10,460,352
LONG-TERM OBLIGATIONS
Notes payable, net of current maturities	2,330,825			2,330,825			2,330,825
Notes payable - members					500,000		500,000
Notes payable - related party	500,000			500,000		(500,000)
MEMBERS' AND SHAREHOLDER'S EQUITY
Member's capital	750,000			750,000	750,000	(750,000)	750,000
Common stock, Pitt Penn Oil DISC Co. ($1 par value;
2,500 shares authorized, issued, and outstanding)		2,500		2,500		(2,500)
Stock subscribtions receivable		(2,500)		(2,500)		2,500
Accumulated equity (deficit)	(1,233,011)	74,112	-	(1,158,899)	(1,158,899)	1,158,899	(1,158,899)
	(483,011)	74,112		(408,899)	(408,899)	408,899	(408,899)
	$12,882,278	$ 74,112	$ (74,112)	$12,882,278	$ 93,601	$ (93,601)	$12,882,278

Please See the notes to these financials

SPINWELL HOLDING CO., LLC AND SUBSIDIARIES
COMBINING AND CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2005

	Pitt Penn	Pitt Penn Oil	Combining	Combined	Spinwell	Consolidating
	Oil Co., LLC	DISC Co.	Eliminations	Subsidiaries	Holding Co., LLC	Eliminations	Consolidated

NET SALES	$ 37,158,784	$ 45,867	$ (45,867)	$ 37,158,784	$ -	$ -	$ 37,158,784

COST OF SALES	35,335,239			35,335,239			35,335,239

GROSS PROFIT	1,823,545	45,867	(45,867)	1,823,545			1,823,545

OPERATING EXPENSES
Selling	1,249,633			1,249,633			1,249,633
DISC Management fee	45,867		(45,867)
General and administrative	1,317,939			1,317,939			1,317,939

	2,613,439		(45,867)	2,567,572			2,567,572

LOSS FROM OPERATIONS	(789,894)	45,867		(744,027)			(744,027)

OTHER EXPENSE
Interest expense, net	(720,002)			(720,002)			(720,002)

	(720,002)			(720,002)			(720,002)

NET LOSS	$ (1,509,896)	$ 45,867	$ -	$ (1,464,029)	$ -	$ -	$ (1,464,029)

Please See the notes to these financials

SPINWELL HOLDING CO., LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED SEPTEMBER 30, 2005 AND 2004

	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$ (1,464,029)	$ 525,001
Adjustments to reconcile net (loss) income to net cash
provided by (used for) operating activities:
Depreciation and amortization	266,955	118,137
Changes in operating assets and liabilities:
Accounts receivable	464,436	139,524
Inventories	274,557	(1,069,051)
Prepaid expenses and other	(102,130)	(144,715)
Accounts payable and accrued expenses	755,624	(244,551)

NET CASH PROVIDED BY (USED FOR)
OPERATING ACTIVITIES	195,413	(675,655)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment, net	(301,286)	(506,335)

NET CASH USED FOR INVESTING
ACTIVITIES	(301,286)	(506,335)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of notes payable - members	(750,000)	-
Proceeds from notes payable - members	500,000	-
Net proceeds (repayments) on notes payable	1,310,201	(305,727)
Net (payments on) proceeds from revolving lines of credit	(879,057)	1,461,055
Deferred financing cost	(189,362)	-

NET CASH (USED FOR) PROVIDED BY
FINANCING ACTIVITIES	(8,218)	1,155,328

NET DECREASE IN CASH	(114,091)	(26,662)

CASH AT BEGINNING OF YEAR	261,857	288,519

CASH AT END OF YEAR	$ 147,766	$ 261,857

Please See the notes to these financials

Pro Forma Condensed Consolidated Financial Statements of
Industrial Enterprises of America, Inc.
and its wholly owned subsidiaries
(Unaudited)

Industrial Enterprises of America, Inc.
Unaudited Pro Forma Combined Balance Sheet
As of December 31, 2005
	Industrial	Spinwell
	Enterprises	Holding Co.,
	of America, Inc.	LLC and Subsidiaries	Pro Forma	Pro Forma
	Historical	Historical	Adjustments	(Combined)
ASSETS
Current Assets
Cash	$ 475,556	$ (548,723)	$ 1,263,962	$ 1,190,795
Accounts receivable	3,838,913	5,120,352		8,959,265
Due from related parties	10,800			10,800
Inventory	3,896,442	6,163,521		10,059,963
Note receivable	500,000			500,000
Prepaid expenses	144,128	184,339		328,467
Total Current Assets	8,865,839	10,919,489	1,263,962	21,049,290

Investment in common stock	91,383			91,383
Property, plant, and equipment, net	346,056	1,641,256	4,068,719	6,056,031
Other assets	122,531	320,411		442,942
Other intangibles, net	83,596			83,596
Goodwill	4,519,038		129,618	4,648,656
TOTAL ASSETS	$ 14,028,443	$ 12,881,156	$ 5,462,299	$ 32,371,898
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$ 944,249	$ -	$ -	$ 944,249
Accounts payable	3,978,220	3,092,743		7,070,963
Payable related parties	359,180			359,180
Accrued payables	179,848	678,228	647,053	1,505,129
Accrued interest	91,961			91,961
Accrued interest to shareholders and related parties	343,370			343,370
Total Current Liabilities	5,896,828	3,770,971	647,053	10,314,852
Long Term Liabilities
Notes payable, net	2,294,157	8,425,431		10,719,588
Convertible notes payable	2,280,000		5,000,000	7,280,000
Notes payable related parties	1,983,300	500,000		2,483,300
Total liabilities	12,454,285	12,696,402	5,647,053	30,797,740
Shareholders' equity
Preferred stock	-	-	-	-
Common stock	47,213			47,213
Members' capital		750,000	(750,000)	-
Additional paid-in capital	10,675,226			10,675,226
Subscribed stock payable	26,489			26,489
Shareholder receivable	(6,000)			(6,000)
Director fees, unamortized	(33,750)			(33,750)
Equity development fees, unamortized	(817,705)			(817,705)
Accumulated (deficit) equity		(565,246)	565,246	-
Retained earnings (deficit)	(8,317,315)			(8,317,315)
Total shareholders' equity	1,574,158	184,754	(184,754)	1,574,158

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY	$ 14,028,443	$ 12,881,156	$ 5,462,299	$ 32,371,898

Please See the notes to these financials

Industrial Enterprises of America, Inc. and Subsidiaries
Unaudited Pro Forma Combined Statements of Income
For the Six Months Ended December 31, 2005

	Industrial	Spinwell
	Enterprises	Holding Co., LLC
	of America, Inc.	and Subsidiaries	Pro Forma	Pro Forma
	Historical	Historical	Adjustments	(Combined)

Revenues	$ 10,551,573	$ 19,766,842	$ -	$ 30,318,415

Cost of Goods Sold	7,745,140	18,531,388		26,276,528

Gross Profit	2,806,433	1,235,454	0	4,041,887

Expenses
Selling, general and administrative	1,848,254	831,963		2,680,217
Salaries and contract labor	420,287	367,803		788,090
Depreciation and amortization	123,957	78,796	100,489	303,242
Legal and professional fees	269,548	126,436		395,984
Total Expenses	2,662,046	1,404,998	100,489	4,167,533

Income (loss) from operations	144,387	(169,544)	(100,489)	(125,646)

Interest Expense
Interest expense related party	201,505			201,505
Interest expense other	585,253	258,782	153,408	997,443
Total interest expense	786,758	258,782	153,408	1,198,948

Net loss from operations	(642,371)	(428,326)	(253,897)	(1,324,594)

Other income
Gain on sale of stock	506,691			506,691
Interest income	2,440			2,440
Provision for income taxes	0			0
Miscellaneous income	7,849			7,849
Total other income	516,980	0	0	516,980

Deferred tax benefit	-	-		-

Net loss	$ (125,391)	$ (428,326)	$ (253,897)	$ (807,614)

Please See the notes to these financials

Industrial Enterprises of America, Inc. and Subsidiaries
Unaudited Pro Forma Combined Statements of Income
For the Year Ended June 30, 2005

	Industrial	Spinwell
	Enterprises	Holding Co., LLC
	of America, Inc.	and Subsidiaries	Pro Forma	Pro Forma
	Historical	Historical	Adjustments	(Combined)

Revenues	$ 3,953,748	$ 32,414,426	$ -	$ 36,368,174

Cost of Goods Sold	3,262,895	29,584,199		32,847,094

Gross Profit	690,853	2,830,227	0	3,521,080

Expenses
Selling, general and administrative	527,249	1,478,618		2,005,867
Salaries and contract labor	481,169	797,204		1,278,373
Depreciation and amortization	8,159	344,364	200,977	553,500
Legal and professional fees	3,042,217	380,654		3,422,871
Total Expenses	4,058,794	3,000,840	200,977	7,260,611

Loss from operations	(3,367,941)	(170,613)	(200,977)	(3,739,531)

Interest Expense
Interest expense related party				0
Interest expense other	462,092	473,040	306,816	1,241,948
Total interest expense	462,092	473,040	306,816	1,241,948

Net loss from operations	(3,830,033)	(643,653)	(507,793)	(4,981,479)

Other income
Gain on sale of stock				0
Interest income				0
Provision for income taxes				0
Miscellaneous income	10,124			10,124
Total other income	10,124	0	0	10,124

Deferred tax benefit	92,099	-		92,099

Net Loss	$ (3,727,810)	$ (643,653)	$ (507,793)	$ (4,879,256)

Please See the notes to these financials

Industrial Enterprises of America, Inc. and Subsidiaries
Unaudited Pro Forma Financial Statements

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On January 31, 2006, Industrial Enterprises of America, Inc. (“the Company”) acquired 100 percent of the membership interest of Spinwell Holding Co., LLC, a limited liability company organized under the laws of the State of Ohio (“Spinwell”), which owns all of the issued and outstanding membership interests of (i) Pitt Penn Oil Co., LLC, a limited liability company organized under the laws of the State of Ohio, and (ii) Pitt Penn Oil DISC Company, a Delaware corporation (together, the “Pitt Penn Group” or “Pitt Penn”). The purchase price of approximately $4.2 million was paid in cash and was accounted for using the purchase method of accounting.

Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their relative fair values, with the excess recorded as goodwill. The unaudited pro forma combined financial statements include preliminary estimates of the fair values of the purchase price, assets acquired and liabilities assumed. This preliminary allocation represents estimates made for purposes of these pro forma financial statements. The final determination of the purchase price allocation may differ from the amounts presented within these unaudited pro forma combined financial statements.The following unaudited pro forma combined financial statements have been prepared from the historical financial statements of the Company and Spinwell Holding Co., LLC and subsidiaries. The pro forma combined statements of income give effect to the combination as if it had occurred on July 1, 2004. The pro forma combined balance sheet gives effect to the combination as if it had occurred on December 31, 2005. The pro forma adjustments are described in the accompanying notes to the Financial Statements.

The pro forma results have been prepared for comparative purposes only and are not necessarily indicative of what the results of operations would have been if the combination had occurred on the above mentioned dates. Additionally, they are not indicative of future results of operations or financial position and do not reflect any synergies or other changes that may occur as a result of the acquisition. The unaudited pro forma combined financial statements should be read in conjunction with the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended June 30, 2005 and Quarterly Reports on Form 10-Q for the periods ended September 30, 2005 and December 31, 2005, which are incorporated herein by reference.

1.	Pro Forma Adjustments

(A) The acquisition is being accounted for in accordance with Statement of Financial Accounting Standard No. 141 “Business Combinations” (FAS 141). Accordingly, the purchase price was preliminarily allocated to the assets acquired and the liabilities assumed based on their estimated fair values at the acquisition date as summarized below. The final allocation of the purchase price will be determined after completion of a final analysis to determine the fair values of Spinwell Holding Co., LLC and subsidiaries tangible assets and liabilities and identifiable intangible assets, as well as final decisions regarding integration activities.

The following table represents the purchase price allocation of Spinwell Holding Co., LLC and subsidiaries:

Total purchase price of Spinwell Holding Co., LLC and subsidiaries, including transaction costs	$ 4,383,091
Equity of Spinwell Holding Co., LLC and subsidiaries prior to acquisition by Industrial Enterprises of America, Inc.	184,754

Excess of pushed down equity over the carrying value of net assets aquired	4,198,337

Estimated adjustments to reflect assets acquired and liabilities assumed, at fair value:
Property, plant, and equipment	4,068,719

Costs in excess of estimated fair value of assets acquired (goodwill) resulting from the acquisition of Spinwell Holding Co., LLC	129,618

Adjustment to other liabilities:

Accrued transaction costs	$ 647,053
Total other liabilites	$ 647,053

(B) In connection with the acquisition of Spinwell Holding Co., LLC and subsidiaries, Industrial Enterprises of America, Inc. received $5,000,000 from a private placement with JLF Asset Management, LLC to finance the acquisition. The financing consisted of the issuance of $5,000,000 convertible debentures with fixed conversion rates of $0.18 per share.

Adjustments to reflect funding of purchase:

Total funding	$ 5,000,000
Transaction costs accrued as per note (A) above	647,053
Total purchase price	(4,383,091)
Proceeds from debt issued retained for operating purposes	$ 1,263,962

(C) The pro forma adjustments include the amortization/accretion of the purchase accounting adjustments to the historical cost of assets acquired and liabilities assumed.

(D) Adjustment reflects the effect of the acquisition on the provision for income taxes as if the Company’s effective tax rates of 0% and 0% for the year ended June 30, 2005 and six months ended December 31, 2005, respectively, were applied to the pro forma combined income statements.

2.	Future Impact of Purchase Accounting Adjustments

The pretax effect of the purchase accounting adjustments is $201,000 for each of the next five fiscal years is shown below, as they decrease net income: